UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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CECIL BANCORP, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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127 North Street

Elkton, Maryland 21921-5547

April __, 2009

Dear Fellow Shareholder:

We cordially invite you to attend our 2009 Annual Meeting of Shareholders to be held at the Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland, on Wednesday, May 13, 2009 at 9:00 a.m., Eastern Time.

This year, we are pleased to be using the new Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing shareholders a Notice of Internet Availability instead of a paper copy of this proxy statement and our 2008 Annual Report. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how stockholders can receive a paper copy of our proxy materials, including this proxy statement, our 2008 Annual Report and a form of proxy card.

The Annual Meeting has been called for the following purposes:

•	Election of three directors;
•	Approval of the Cecil Bancorp, Inc. 2009 Equity Incentive Plan;
•	Advisory (non-binding) vote on executive compensation; and
•	Consideration of any other matters as may properly come before the Annual Meeting or any adjournments.

At our Annual Meeting, we will discuss highlights of the past year. Our 2008 results are presented in detail in the 2008 Annual Report which is also available on the Internet. Directors and officers, as well as representatives of Stegman & Company, Cecil Bancorp’s independent registered public accounting firm, will be present to respond to any questions shareholders may have.

Your Board of Directors recommends that you vote “FOR” the election of directors, “FOR” approval of the 2009 Equity Incentive Plan and “FOR” approval of a non-binding resolution on executive compensation. Your vote is important. Please complete the proxy card and return it in the enclosed, postage-paid envelope. Thank you for investing in Cecil Bancorp.

Sincerely,

Charles F. Sposato
Chairman of the Board

CECIL BANCORP, INC.

127 North Street

Elkton, Maryland 21921-5547

NOTICE OF ANNUAL MEETING

May 13, 2009

The Annual Meeting of Shareholders of Cecil Bancorp, Inc. will be held at Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland, on Wednesday, May 13, 2009 at 9:00 a.m., Eastern Time.

The Annual Meeting is for the purpose of considering and acting upon the:

•	election of three directors;
•	approval of the Cecil Bancorp, Inc. 2009 Equity Incentive Plan;
•	advisory (non-binding) vote on executive compensation; and
•	consideration of any other matters as may properly come before the Annual Meeting or any adjournments.

Your Board of Directors recommends a vote “FOR” the election of the three directors nominated, “FOR” approval of the 2009 Equity Incentive Plan and “FOR” approval of the non-binding resolution on executive compensation. The Board is not aware of any other business to come before the Annual Meeting.

Only shareholders of record at the close of business on March 27, 2009 will be entitled to vote at the Annual Meeting and any adjournments or postponements. A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed. Whether or not you attend the meeting in person, it is important that your shares be represented and voted. Please vote by completing, signing and dating your proxy card, and returning it as soon as possible in the enclosed, postage-paid envelope. You may change your proxy later or vote in person at the meeting, if you wish.

The proxy statement, voting instruction card, and Cecil Bancorp’s 2008 Annual Report, which includes its Annual Report on Form 10-K for the 2008 fiscal year, are first being distributed or made available on or about April __, 2009.

BY ORDER OF THE BOARD OF DIRECTORS

SANDRA D. FELTMAN
Secretary
Elkton, Maryland

April __, 2009

Important Notice Regarding Internet

Availability of Proxy Materials

For the Shareholder Meeting to be

Held on May 13, 2009

The Proxy Statement and Annual Report to

Shareholders are available at

www.cecilbank.com

PROXY STATEMENT

QUESTIONS AND ANSWERS

Q:	Why did I receive a notice in the mail regarding the Internet availability of the proxy materials instead of a paper copy of the proxy materials?
A:

This year, we are pleased to be using the new Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing shareholders a Notice of Internet Availability about the Internet availability of the proxy materials instead of a paper copy of the proxy materials. All shareholders receiving the notice will have the ability to access the proxy materials over the Internet and request to receive a paper copy of the proxy materials by mail. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the notice. In addition, the notice contains instructions on how you may request to access proxy materials in printed form by mail or electronically on an ongoing basis.

Q:	What am I voting on?
A:	You are voting on:

Proposal I—Election of the following directors: Mary B. Halsey, Thomas L. Vaughan, Sr. and William H. Cole, IV (See page 3);

Proposal II—Approval of the Cecil Bancorp, Inc. 2009 Equity Incentive Plan (See page 14); and

Proposal III—Advisory (non-binding) vote on executive compensation (Page 20).

Q:	How does the Board recommend that I vote?
A:

The Board of Directors recommends that you vote “FOR” the election of its three nominees, “FOR” approval of the 2009 Equity Incentive Plan and “FOR” approval of a non-binding resolution on executive compensation.

Q:	Who is entitled to vote at the Annual Meeting?
A:

Shareholders of record of Cecil Bancorp’s common stock as of the close of business on March 27, 2009 (the “Record Date”) are entitled to vote at the Annual Meeting. If you hold your shares in street name, you will need additional documentation from your bank or broker to vote in person at the Annual Meeting.

Q:	How do I vote?
A:

You may vote by completing, signing, and dating a proxy card, and returning it in the postage-paid envelope provided. If you return your signed proxy card but do not indicate your voting preference, your card will be voted in favor of the election of all directors, in favor of the 2009 Equity Incentive Plan and in favor of the non-binding resolution on executive compensation. You have the right to revoke your proxy any time before the

Annual Meeting, and shareholders who attend the meeting may withdraw their proxies and vote in person if they wish.

Q:	Who will count the votes?
A:	Registrar and Transfer Company, Cecil Bancorp’s transfer agent, will tabulate the votes.

Q:	What should I do if I receive more than one proxy card?
A:

If you receive more than one proxy card, it indicates that you own shares in more than one account, or your shares are registered in various names. You should vote all proxy cards you receive by completing, signing, dating, and returning each proxy card in the postage-paid envelope provided.

Q:	What constitutes a quorum at the Annual Meeting?
A:

On the Record Date, there were 3,689,346 shares of Cecil Bancorp common stock issued and outstanding. Each share is entitled to one vote on all matters voted on at the Annual Meeting. A majority of the outstanding shares, present or represented by proxy, will be a quorum for the Annual Meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. Abstentions and shares held for you by your broker or nominee (broker shares) that are voted on any matter are counted towards quorum. Broker shares that are not voted on any matter are not included in determining the number of votes cast.

Q:	Who may attend the Annual Meeting?
A:	All shareholders of record as of the Record Date may attend, although seating is limited. For directions to the Annual Meeting, please phone (866) 570-1650 or visit our website at www.cecilbank.com.

Q:	What percentage of Cecil Bancorp stock did directors and executive officers own on the Record Date?
A:	Together, they beneficially owned approximately 48.28% of Cecil Bancorp’s issued and outstanding common stock.

Q.	What do I need to do if I hold shares in the Cecil Bancorp, Inc. Employee Stock Ownership Plan or Employees’ Savings and Profit Sharing Plan?
A.

If you are a participant in the Cecil Bancorp, Inc. Employee Stock Ownership Plan (the “ESOP”) or hold Common Stock through the Cecil Bancorp, Inc. Employees’ Savings and Profit Sharing Plan (the “401(k) Plan”), you will receive a voting instruction form from each plan that reflects all shares you may vote under these plans. Under the terms of the ESOP, all shares held by the ESOP are voted by the ESOP trustees, but each participant in the ESOP may direct the trustees on how to vote the shares of Common Stock allocated to his or her account. Unallocated shares and allocated shares for which no timely voting instructions are received will be voted by the ESOP trustees in the same proportion as participants vote allocated stock. Under the terms of the 401(k) Plan, you are entitled to direct the trustee how to vote the shares of Common Stock credited to your account in the 401(k) Plan. The 401(k) Plan trustee will vote all shares for which it does not receive timely instructions from participants at the direction of the Company’s Board of Directors or the Plan Committee of the Board. The deadline for returning your voting instruction form to the trustees of the ESOP and 401(k) Plan is May 3rd, 2009.

Q:	Who pays for this proxy solicitation and how will solicitation occur?
A:

Cecil Bancorp’s Board of Directors is soliciting this proxy, and Cecil Bancorp will pay the cost of the solicitation. In addition to the use of the mail, employees of Cecil Bancorp and its subsidiaries may solicit proxies personally or by telephone, fax, or electronic mail, without additional compensation. Banks, brokerage houses and other nominees and fiduciaries are requested to forward the proxy material to beneficial owners of Cecil Bancorp stock and to obtain authorization to execute proxies on behalf of the beneficial owners. Upon request, Cecil Bancorp will reimburse these parties for their reasonable expenses in forwarding proxy material to beneficial owners.

PROPOSAL I—ELECTION OF DIRECTORS

Your Board of Directors is currently composed of eight members. Five of Cecil Bancorp’s directors also serve as directors of its bank subsidiary, Cecil Bank. Directors of Cecil Bancorp are divided into three classes and are elected for terms of three years and until their successors are elected and qualified. At the Annual Meeting, three directors will be elected for terms expiring at the 2012 Annual Meeting.

The Board of Directors has nominated for re-election Mary B. Halsey, Thomas L. Vaughan, Sr. and William H. Cole, IV, each of whom is currently a director, each to serve for a term of three years, and until their successors are elected and qualified. Each nominee must be elected by a plurality of shares voted in this election. The individuals named as proxies on your proxy card will vote for the election of each nominee unless you withhold authorization.

Each nominee has agreed to serve his or her term, if elected. If any nominee is unable to stand for re-election at this Annual Meeting, the Board may reduce its size or nominate an alternate candidate, and the proxies will be voted for the alternate candidate.

Directors are elected by a plurality of the votes cast that is, the three nominees who receive the most votes win. Votes that are withheld and broker non-votes will have no effect on the outcome of the election.

Your Board recommends a vote FOR these directors.

Information regarding Cecil Bancorp’s directors follows. Director’s service is based upon the year in which he or she first became a director of Cecil Bancorp or Cecil Bank.

DIRECTOR NOMINEES

Term Expiring in 2009

Mary B. Halsey	Director Since 1995

Ms. Halsey, age 47, became President and Chief Executive Officer of the Company and Cecil Bank in July 1995. Ms. Halsey joined Cecil Bank in 1980 and has been employed in various capacities since that time, including the positions of Chief Operating Officer and Principal Financial and Accounting Officer, which she held from 1993 until becoming President and Chief Executive Officer in 1995. Ms. Halsey is a director and officer of the Southeastern Conference of Community Bankers, Inc. In March 2008, Ms. Halsey was appointed as a member of the Maryland Transportation Authority Board to serve a three year term. Ms. Halsey is a past director of the Maryland Bankers Association, and formerly served as Chairman of the Consumer Education Council. Ms. Halsey previously served as Trustee of Mt. Aviat Academy, Secretary of the Northern Chesapeake Hospice Foundation. She is a member of Church of the Good Shepherd Parish. She has previously served as Vice President and Director of the North East Chamber of Commerce, as Director of the Union Hospital of Cecil County Health System, Inc., and Director of the YMCA of Cecil County, Maryland.

Thomas L. Vaughan, Sr.	Director Since 2003

Mr. Vaughan, age 59, is the past owner and President of Ship Watch Inn, Inc., a bed and breakfast located in Chesapeake City, Maryland. Mr. Vaughan founded Canal Plumbing Company in 1977 and continues to operate it as a plumbing contracting company. Mr. Vaughan is a member of Knight House Farms, L.L.C. and Katem, L.L.C., real estate management companies. Mr. Vaughan previously served on the Chesapeake City Board of Appeals and is a past member of the Chesapeake Historic Commission and a past Council member.

William H. Cole, IV	Director Since 2008

Mr. Cole, age 36, is Associate Vice President, Institutional Advancement at the University of Baltimore and Assistant Director of the University of Baltimore Foundation, and is a member of the Baltimore City Council. He is the nephew of Brian L. Lockhart.

DIRECTORS CONTINUING IN OFFICE

Term Expiring in 2010

Matthew G. Bathon	Director Since 1999

Mr. Bathon, age 47, is an attorney with the Elkton law firm of Bathon and Bathon, P.A., where he engaged in the full-time practice of law until June 2000. Mr. Bathon’s law practice is now limited to trust and estate law and he currently acts as a consultant in the financial services, private equity and trust administration fields in the Boston, Massachusetts area. Mr. Bathon manages and serves as trustee of numerous trusts and manages a private equity interest as well. Mr. Bathon is also a managing member of Dorado Holdings, LLC, a manufacturer of custom fishing boats in Ozona, Florida. Mr. Bathon is a former owner of Bentley’s Restaurant and Banquet Facilities, has served as an officer and director of Northern Chesapeake Hospice Foundation, and is a former member of B-E Realty, LLC, which owns and manages real estate interests in Cecil County. He has also served as a member of the Cecil County Ethics Commission, a director of the Cecil County Chapter of the American Red Cross, the Cecil County FEMA Board, and as a Trustee of Mount Aviat Academy.

Charles F. Sposato	Director Since 1999

Mr. Sposato, age 55, was elected Chairman of the Board of the Company in August 2000. Mr. Sposato is the owner and president of Bay Ace Hardware, Inc. Mr. Sposato is a past recipient of the Who’s Who in Executives & Business. He has served as president of the Cecil County Home Builders Association and as director of the Home Builders Association of Maryland. Mr. Sposato served on the Board of Union Hospital of Cecil County Health Systems, Inc., is past-chairman of Cecil County Health Ventures, Inc. and is a past member of the Union Hospital Finance Committee. He has served on the Governmental Affairs Council of the Maryland Bankers Association. Mr. Sposato currently serves on the Maryland Bankers Political Action Committee and on the board of Directors of Community Bankers Securities. He is a former Director of Northern Chesapeake Hospice Foundation and Trustee of Mount Aviat Academy. Mr. Sposato is a member of the Knights of Columbus. Mr. Sposato is on the Board of Directors for Maryland Title Center, LLC. Mr. Sposato has also attended the Maryland Bankers School. He is Mr. Saunders’s uncle.

Term Expiring in 2011

Mark W. Saunders	Director Since 2005

Mr. Saunders, age 34, and Vice Chairman of the Board, is the General Manager and an Officer of Bay Ace Hardware, Inc. located in Elkton and Rising Sun, Maryland. Mr. Saunders is a member of the Board of Appeals for Cecil County. Mr. Saunders is a recent graduate of the Maryland Bankers Association Maryland Bankers School. He is Mr. Sposato’s nephew.

Brian L. Lockhart	Director Since 2008

Mr. Lockhart, age 44, is the owner of Monterey Refuse Service, Inc. located in Nottingham, Pennsylvania. Mr. Lockhart was employed with Waste Management for 16 years in its Sales Department before joining the Bank in 2002 as Vice President and Business Development Officer. He was appointed by the Board to serve as a Director of the Company and Cecil Bank effective February 19, 2008. A lifelong Cecil County resident, Mr. Lockhart currently serves as County Commissioner of the 3rd District of Cecil County, is a past president of the Rising Sun Business Association, a member of the Union Hospital’s Health Services Board of Directors, a member of Mount Aviat Board of Directors, a member of Good Shepherd Parish, and Member/Owner of Chesapeake Bay Golf Course. He is the uncle of William H. Cole, IV.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors has determined that Directors Bathon, Cole, Saunders and Vaughan would be considered independent under the meaning of the Listing Standards of The Nasdaq Stock Market (the “Listing Standards”) if Cecil Bancorp’s common stock were listed there. In determining independence of directors, the Board of Directors considered the deposit and loan relationships that directors have with Cecil Bank as well as certain business relationships. In determining Mr. Saunders’ independence, the Board of Director considered the fact that he is a nephew of Mr. Sposato, but determined that this relationship did not affect his independence.

Board Meetings and Committees

Cecil Bancorp’s Board conducts its business through meetings of the Board and of its Committees. The Board meets quarterly and may have additional special meetings. The Board met four times during 2008. During 2008, each director attended all of the meetings of the Board and the Committees on which he or she served, with the exception of Mr. Lockhart, who missed one meeting.

Audit Committee. The Audit Committee of the Board oversees and reports to the Board of Directors regarding accounting and financial reporting processes, the audits of the financial statements, the qualifications and independence of Registered Public Accounting Firms (“independent auditors”) engaged to provide independent audits and related services, and the performance of the internal audit function and independent auditors; and performs the other duties of the Committee specified by federal securities laws and regulations, the Federal Deposit Insurance Act and related regulations, and its charter. The Committee, in its capacity as a Committee of the Board, is responsible for the appointment, compensation, retention, evaluation, termination, and oversight of the work of any independent auditor employed by Cecil Bancorp for the purpose of preparing or issuing an audit report or related work. The independent auditors report to the Committee. The Committee is responsible for the resolution of any disagreements between management of Cecil Bancorp and the independent auditors regarding financial reporting. All members of the Committee are “independent” as defined in regulations of the Securities and Exchange Commission (“SEC”), the Federal Deposit Insurance Act and related regulations (the “FDIA”), and the Listing Standards. The Company does not currently have an “Audit Committee financial expert,” as defined under the rules of the SEC, serving on its Audit Committee. The Company believes that all the members of the Audit Committee are qualified to serve on the Committee and have the experience and knowledge to perform the duties required of the Committee. The Company does not have any independent directors who would qualify as an Audit Committee financial expert, as defined. The Company believes that it has been, and may continue to be, impractical to recruit such a director unless and until the Company is significantly larger. The Committee has adopted a written charter, which has been approved by the Board of Directors and is attached to this Proxy Statement as Appendix A. A copy of the Audit Committee Charter is not posted on our website. The Committee met four times in 2008. Current members are Mr. Vaughan, Mr. Saunders, and Mr. Bathon, Chairman.

Compensation Committee. The Compensation Committee reviews Cecil Bancorp’s compensation policies and employee benefit plans and programs, and recommends compensation for executive officers and directors, subject to Board approval. Cecil Bancorp recognizes that the ability to retain and recruit executive officers is critical to the achievement of its annual and long range goals. It seeks to maintain that ability by establishing market-competitive total compensation for its executive officers that rewards achievement of those goals. Under the compensation policies of Cecil Bancorp, compensation is paid based both on the executive officer’s knowledge, skills, and performance and company performance. Cecil Bancorp intends that total compensation and its components be market competitive and consistent with company performance goals. The Compensation Committee assesses the competitiveness of the total compensation and its components and the appropriateness of the mix of compensation components based upon an annual review that generally considers peer comparisons and other information. As a result of Cecil Bancorp’s participation in the TARP Capital Purchase Program of the U.S. Treasury Department, the Compensation Committee must review incentive compensation plans to determine if they encourage undue or unnecessary risk. The Compensation Committee met one time during 2008. Current members of the Committee are Directors Vaughan, Saunders, and Bathon. All members of this Committee are non-employee directors and are independent directors within the meaning of the Listing Standards. The committee does not have a charter.

The Incentive Compensation Plan Committee selects key employees who will be eligible to receive annual cash awards under the Cecil Bancorp Incentive Compensation Plan. The Incentive Compensation Plan Committee met one time during 2008. Current members of the Committee are Directors Vaughan, Saunders, and Bathon.

Nominating Committee. The Board of Directors serves as a Nominating Committee for recommending persons to be nominated as directors. Since a majority of the Board of Directors is comprised of independent directors, the Board believes that its procedures provide adequate assurance that nominees are approved by independent directors. In its determination of whether or not to recommend a director for nomination, the Board considers whether or not such director meets the minimum criteria for board membership based upon the director’s honesty, integrity, reputation in his or her community, existence of any actual or potential conflicts of interest, and past service as a director, and may consider additional factors it deems appropriate. The Board also is responsible for considering persons recommended for nomination as directors by shareholders, other directors, and officers. As a matter of policy, no shareholder nomination or recommendation will be considered unless the board determines, in its good faith discretion, that (i) the manner and substance of the recommendation or nomination and the related information and materials provided in connection with the recommendation or nomination comply with the procedural and substantive requirements of Cecil Bank’s Articles of Incorporation, relevant Bylaws, and state and federal law, and (ii) if elected, the person recommended or nominated may lawfully serve on the board. Shareholders may submit recommendations for director candidates for consideration by the Committee to the Secretary by first class mail. The committee does not have a charter. Please also see “Shareholder Proposals and Communications” on page 23 of this Proxy Statement.

Code of Ethics

The Board of Directors of Cecil Bancorp has adopted a code of ethics that applies to all directors, officers, and employees of Cecil Bancorp and its consolidated subsidiaries. This code is available to any person upon request without charge by writing to the Secretary, Cecil Bancorp, Inc., P.O. Box 568, 127 North Street, Elkton, Maryland 21922-5547.

COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

The shares of Cecil Bancorp’s common stock that were beneficially owned on the Record Date by persons who were directors and executive officers as of the Record Date, are shown below.

	Amount and
	Nature of		Percentage
	Beneficial		of Shares
Name	Ownership (1)		Outstanding (2)
Matthew G. Bathon	79,040	(3)(4)	2.14%
William H. Cole, IV	1,025.03%
Mary B. Halsey	205,990	(5)	5.58%
Brian L. Lockhart	6,042.16%
Mark W. Saunders	65,796	(3)	1.78%
Charles F. Sposato	1,317,810	(5)	35.68%
Thomas L. Vaughan, Sr.	51,458	(3)	1.39%
Brian J. Hale	25,360.69%
Sandra D. Feltman	28,431.77%
R. Lee Whitehead	2,071.06%
All Directors and Executive
Officers as a Group (10 persons)	1,783,023	(5)	48.28%

(1)

Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over and shares that the person has a right to acquire within 60 days from the Record Date. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership is made by the individual, not Cecil Bancorp.

(2)

In calculating the percentage ownership of each named individual and the group, the number of shares outstanding includes any shares that the person or the group has the right to acquire within 60 days of the Record Date.

(3)	Excludes 123,363 shares held by the ESOP for which directors Bathon, Saunders, and Vaughan serve as trustees and Plan Committee Members.
(4)	Includes 24,800 shares owned by a trust as to which Mr. Bathon is a trustee with voting power only. Also includes 4,008 in stock options that are exercisable within 60 days of the Record Date.
(5)

Includes 64,799 shares allocated to executive officers under the ESOP as of the Record Date. Includes 31,829 shares held in the 401(k) Plan by Mary B. Halsey and 15,348 shares held in the 401(k) Plan by Charles F. Sposato.

DIRECTOR AND EXECUTIVE COMPENSATION

Directors’ Fees. During 2008, Directors received a quarterly retainer of $600 plus $150 for each regular meeting of the Board attended and $75 for each Committee meeting attended. The Vice Chairman receives a monthly stipend of $2,917 and the Audit Committee Chairman receives a retainer of $575 plus $150 for each Audit Committee meeting attended. Non-employee directors also received awards under the Incentive Compensation Plan totaling $4,079.

Director Compensation

	Fees Earned	Non-Equity
	or Paid to	Incentive Plan	All Other
Name	Cash	Compensation	Compensation	Total

Matthew G. Bathon	$12,400	$427	$-	$12,827
William H. Cole, IV	1,500	-	-	1,500
Brian L. Lockhart	8,625	-	-	8,625
Mark W. Saunders	48,875	3,421	-	52,296
Thomas L. Vaughan, Sr.	3,300	231	-	3,531

Incentive Compensation Plan. Cecil Bancorp maintains an incentive compensation plan forall non-employee directors of Bancorp and Cecil Bank and for key employees selected by the Incentive Compensation Plan Committee of the Board. Benefits are paid as annual awards based upon the results of a formula. In general, each participant receives an annual award equal to a percentage of his or her base annual compensation times a “multiplier” based upon return on assets, asset quality, and results of regulatory examinations. The Incentive Compensation Committee may adjust awards for unusual financial events or to the extent that payments to Cecil Bank employees would cause Cecil Bank to be less than “well-capitalized” for regulatory purposes. Awards are payable from general assets. The plan has an indefinite term, and may be terminated or amended at any time and for any reason; except with respect to benefits payable for a completed year. The Incentive Compensation Committee also may in its discretion determine, by resolution adopted before the first day of any calendar year, to reduce the amounts payable to employees in the form of awards. The plan is unfunded. All awards are to be paid from Cecil Bancorp’s general assets. For the fiscal year ended December 31, 2008, Ms. Halsey received an award of $16,800 and Mr. Sposato received an award of $40,250.

Executive Compensation. The following table summarizes compensation earned by or awarded during the last two fiscal years to Cecil’s Chief Executive Officer, Chairman and Chief Operating Officer.

Summary Compensation Table

				Non-Equity
Name and Principal				Incentive Plan	All Other
Position	Year	Salary	Bonus	Compensation (1)	Compensation (2)	Total

Mary B. Halsey	2008	$240,000	$--	$16,800	$16,100	$272,900
President and Chief	2007	220,000	--	25,129	15,750	260,879
Executive Officer

Charles F. Sposato	2008	$575,000	$--	$40,250	$16,100	$631,350
Chairman of Board	2007	540,000	--	61,681	15,750	617,431

Brian J. Hale	2008	$106,250	$10,000	$--	$8,409	$124,659
Chief Operating Officer	2007	102,000	10,000	--	8,146	120,146
and Executive Vice
President

___________

(1)	Award paid through Incentive Compensation Plan.
(2)	401(k) contribution.

Outstanding Equity Awards at December 31, 2008

No options or stock appreciation rights (“SARs”) were held by or granted to Ms. Halsey, Mr. Sposato, or Mr. Hale as of or for the year ended December 31, 2008. No options or SARs repriced during Cecil Bancorp’s last ten full years.

Retirement Severance and Change-in-Control Arrangements

Cecil Bancorp and Cecil Bank have various arrangements with Ms. Halsey and Messrs. Sposato and Hale pursuant to which they may become eligible for retirement benefits or payments in connection with a termination of their employment or a change in control of Cecil Bancorp.

Employment Agreements. Cecil Bancorp and Cecil Bank each entered into employment agreements in 1994 with Mary B. Halsey to serve as President and Chief Executive Officer of Cecil Bancorp and Cecil Bank. In her capacity as President and Chief Executive Officer, the Employee is responsible for overseeing all operations of Cecil Bank and the Company, and for implementing the policies adopted by Cecil Bank and the Company’s Boards of Directors. The Employment Agreements provide for an initial term of three years, subject to renewal, with an annual base salary being payable to the Employee by Cecil Bank, which is currently in the amount of $240,000. In lieu of paying the Employee additional salary, Cecil Bancorp has accepted joint and several liability for Cecil Bank’s obligations under its Employment Agreement. The

Agreement expires in November 2009. The Employment Agreements provide Ms. Halsey with a salary review by the Board of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement, and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon her death or disability, and is terminable by Cecil Bank or Cecil Bancorp for “just cause” as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If Cecil Bank or Cecil Bancorp terminates Ms. Halsey without just cause, the Employee will be entitled to a continuation of her salary and benefits from the date of termination through the remaining term of the Employment Agreement. If an Employment Agreement is terminated due to her disability, Ms. Halsey will not be entitled to a continuation of her salary and benefits following such termination. In the event of her death during the term of an Employment Agreement, her estate will be entitled to receive her salary through the last day of the month in which death occurs. Ms. Halsey may voluntarily terminate the Employment Agreements by providing 60 days written notice to the Boards of Directors of Cecil Bank and the Company, in which case she is entitled to receive only her compensation, vested rights, and benefits up to the date of termination.

The Employment Agreements contain provisions stating that in the event of Ms. Halsey’s involuntary termination of employment in connection with, or within one year after, any change in control other than for just cause, she will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times her “base amount,” as defined in Section 280G(b)(3) of the Internal Revenue Code, and (ii) the sum of any other parachute payments, as defined under Section 280G(b)(2) of the Internal Revenue Code, that Ms. Halsey receives on account of the change in control. The Employment Agreements provide for a lump sum payment to be made in the event of Ms. Halsey’s voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by Ms. Halsey, including (i) the requirement that the Employee perform her principal executive functions more than 35 miles from Cecil Bank’s current primary office, (ii) a reduction in her base compensation as then in effect, (iii) the failure of Cecil Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option, and retirement plans, (iv) the assignment to the Employee of duties and responsibilities which are other than those normally associated with her position with Cecil Bank, (v) a material reduction in the Employee’s authority and responsibility, and (vi) the failure to re-elect her to Cecil Bank’s Board of Directors, provided that she is serving on such Board on the date of the change in control. The aggregate payments that would be made to Ms. Halsey assuming her termination of employment under the foregoing circumstances at December 31, 2008 (the last business day of the year) would have been approximately $717,600. These provisions may have an anti-takeover effect by making it more expensive for a potential acquiror to obtain control of Cecil Bank. In the event that Ms. Halsey prevails over Cecil Bank or Cecil Bancorp in a legal dispute as to an Employment Agreement, she will be reimbursed for legal and other expenses.

Supplemental Retirement Agreements. The Bank has entered into supplemental retirement agreements with some of its executive officers, including Ms. Halsey, Mr. Sposato, and Mr. Hale. Under the agreements, the Bank is obligated to provide annual benefits for the officers or their beneficiaries, after the officer’s death, disability, or retirement. The estimated present value of future benefits to be paid is being accrued over the period from the effective date of the agreements until the full eligibility dates of the participants. The total expense incurred for this plan for the years ended December 31, 2008 and 2007 was $1,178,000 and $1,251,000, respectively. The Bank is the beneficiary of life insurance policies, with an aggregate cash surrender value of $7,787,000 and $7,532,000 at December 31, 2008 and 2007, respectively, which were purchased as a method of partially financing the benefits under this plan. The present value of the accumulated benefits under these agreements at December 31, 2008 was $1,557,000 for Ms. Halsey, $2,927,000 for Mr. Sposato, and $44,000 for Mr. Hale. The change in present value of accumulated benefits for 2008 was $302,000 for Ms. Halsey, $859,000 for Mr. Sposato, and $17,000 for Mr. Hale.

Emergency Economic Stabilization Act Limitations. In connection with Cecil Bancorp’s sale of $11.56 million in Fixed Rate Cumulative Perpetual Preferred Stock, Series A, to the U.S. Department of Treasury under its Capital Purchase Program, our Chief Executive Officer, Chief Financial Officer and our three most highly compensated senior executive officers (the “SEOs”) voluntarily executed SEO Waiver Forms and SEO Letter Agreements. By executing these documents, the SEOs waived any claims they may have as individuals against the U.S. Department of Treasury as a result of modifications to their existing compensation arrangements that are made or will be made in order to be in compliance with Section 111 (Section 111) of the Emergency Economic Stabilization Act of 2008 (“EESA”) and any amendments and applicable Treasury regulations that may be issued from time to time.

Such modifications on executive compensation matters agreed to by the Company and the SEOs include (i) ensuring that incentive compensation for the SEOs do not encourage unnecessary and excessive risks that threaten our value; (ii) requiring a “clawback” of any bonus or incentive compensation paid to an SEO based on statements of earnings, gains or other criteria that are later proven to be materially inaccurate; (iii) limiting severance payments to SEOs as required under Section 111 associated with terminations of employment not related to a change in control transaction and (iv) agreeing that the Company would not deduct for tax purposes executive compensation in excess of $500,000 in a tax year for each SEO.

Section 111 of EESA was amended in its entirety with the enactment of the American Recovery and Reinvestment Act of 2009 (“ARRA”) on February 17, 2009. In accordance with the provisions of ARRA, no severance payments may be made to the SEOs during the period that the U.S. Treasury holds its equity investment in the Company (other than any warrants previously issued). In addition for companies, like the Company, receiving an investment of less than $25 million from the U.S. Treasury, no bonus, retention or incentive compensation may be paid to the most highly compensated employee, except for such compensation in the form of long-term restricted stock that does not fully vest during the period that the U.S. Treasury holds its equity investment in the Company, has a value not greater than one-third of the total amount of annual compensation of the employee receiving the stock, and other terms and conditions as the Treasury Secretary may determine are in the public interest. The Treasury will issue regulations to assist in complying with these new requirements under Section 111 of EESA, as amended by ARRA. The Compensation Committee may find it necessary to make certain modifications to the compensation opportunity for some or all of the SEOs after it has had an opportunity to analyze the restrictions and limitations under Section 111 of EESA, as amended, and applicable regulation after issuance.

401(k) Plan. Cecil Bank sponsors a defined contribution 401(k) Plan pursuant to which eligible employees may contribute up to 100% of their salaries subject to Internal Revenue Code contribution limits. The 401(k) Plan is open to all employees over the age of 21 with more than one year of service. The Bank matches employee contributions up to 2% of salary. Employees may invest their 401(k) Plan account balances in various mutual funds or in the Common Stock of the Company. Employees are immediately vested in their plan contributions and in matching contributions made by the Bank. Participating employees may begin receiving distributions from their 401(k) Plan account on their retirement at age 59½ and must begin receiving distributions at age 70.

Employee Stock Ownership Plan. Cecil Bancorp maintains an employee stock ownership plan for the exclusive benefit of participating employees. Participating employees are employees who have completed one year of service and have attained the age of 21. The ESOP is funded by contributions made by the Company in cash or Common Stock. Benefits may be paid either in shares of the Common Stock or in cash. All participants must be employed at least 1,000 hours in a plan year, or have terminated employment following death, disability or retirement, in order to receive an allocation. Participant benefits become fully vested in plan allocations following six years of service. Employment before the adoption of the employee stock ownership plan is credited for the purposes of vesting. At December 31, 2008, Ms. Halsey, Mr. Sposato and Mr. Hale had 32,251, 2,615 and 15,431 shares and cash with an aggregate value of $11,632, $890 and $5,560, respectively, credited to their respective accounts in the ESOP and are each fully vested.

PROPOSAL II—APPROVAL OF THE CECIL BANCORP, INC.

2009 EQUITY INCENTIVE PLAN

The Board of Directors has approved the Cecil Bancorp, Inc. 2009 Equity Incentive Plan (the “Plan”) subject to the approval of the Cecil Bancorp’s shareholders. The Plan provides that the Board of Directors or the Compensation Committee of the Board of Directors (the “Committee”) may grant stock options and restricted stock awards to directors, officers and employees. The total number of shares of common stock to be reserved and available for awards under the Plan is 368,935 shares representing 10% of the total of 3,689,346 shares of Common Stock currently outstanding.

Description of the Plan.

The following is a general description of the material features of the Plan. This description is qualified in its entirety by reference to the full text of the Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Purposes. The purpose of the Plan is to provide incentives and rewards to directors, officers and employees who contribute to the success and growth of the Company and its subsidiaries or affiliates, and to assist the Company in attracting and retaining directors, officers and other key employees with experience and ability in order to aid the Company in rewarding such individuals who provide substantial services to the Company or its subsidiaries or affiliates, and who promote the creation of long-term value for the Company’s shareholders by closely aligning the interests of participants with those of shareholders.

Types of Awards. The Plan provides that the Committee may grant stock options and restricted stock awards to participants selected by the Committee. Options awarded under the Plan may be either options that qualify as incentive stock options (“ISOs”) under Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), options that do not, or cease to, qualify as incentive stock options under the Internal Revenue Code (“non-statutory stock options” or “NSOs”) and stock awards (“Stock Awards”) comprised of shares of Company common stock. Awards to any individual Employee under the Plan shall not exceed one-third of the aggregate total number of Shares reserved for Stock Options or one-third of the aggregate total number of Shares reserved for Restricted Stock Awards during the Term of the Plan or in any one year.

Eligibility for Awards. Awards may be granted under the Plan to directors, officers and employees of the Company or its affiliates. As of the Record Date, there are approximately ___ employees, including officers, and ____ non-employee directors eligible to participate in the Plan.

Administration. The Plan will be administered by the Board of Directors or the Compensation Committee appointed by the Board. Members of the Committee shall be “Non-Employee Directors” within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

The Committee will have broad authority under the Plan with respect to Awards granted thereunder, including, the authority to:

•	select the individuals to receive Awards under the Plan;
•	determine the type, number, vesting requirements and other features and conditions of individual Awards;
•	interpret the Plan and Award Agreements issued with respect to individual Awards; and
•	make all other decisions related to the operation of the Plan.

Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee. Decisions of the Committee shall be final, conclusive, and binding upon all persons with respect to Awards issued under the Plan.

Shares Available; Adjustments. The maximum number of shares of the Common Stock that may be delivered pursuant to Awards under the Plan is 368,420 shares. The following additional share limits will also apply to the Plan:

•	Of the 368,420 Plan shares, the Company may issue a maximum of 276,315 shares (75%) upon the exercise of Stock Options.

•	Of the 368,420 Plan shares, the Company may grant a maximum of 92,105 (25%) shares as Restricted Stock Awards.

Shares delivered in accordance with the Plan shall be either authorized and unissued shares, shares purchased in the market or treasury shares, or partly out of each, as shall be determined by the Board. The Committee will determine the appropriate adjustments, if any, to the number of shares available under the Plan and to awards under the Plan in the case of recapitalization, forward or reverse split, stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction.

Terms of Stock Options. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the “exercise price”). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. “Fair Market Value” means: (a) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or (b) if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; or (c) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See “Federal Income Tax Treatment of Awards under the Plan” below).

Exercise of Options. No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee.

Awards to Outside Directors. Pursuant to the terms of the Plan, Non-Statutory Stock Options to purchase shares of Common Stock may be granted to each outside director of the Company at an exercise price equal to the Fair Market Value of the Common Stock on the date of grant. Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. In no event shall Shares subject to Options or Restricted Stock Awards granted to outside directors in the aggregate under this Plan exceed more than 10% of the total number of shares authorized for delivery under this Plan with respect to Stock Options or Restricted Stock Awards or exceed more than 1% of such shares authorized for each such Awards to any individual outside director.

Terms of Restricted Stock. Restricted Stock is stock that is subject to certain restrictions and to a risk of forfeiture. A Restricted Stock Award is a grant of a certain number of shares of

Common Stock subject to the lapse of certain restrictions (such as continued service for a minimum period) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to a Restricted Stock Award.

Vesting of Awards. Awards under the Plan generally will vest at the rate of 20% per year over a period of five years beginning one year from the date of grant. The Company may, however, consider acceleration of such vesting schedule or detail a more rapid vesting schedule at the time of the Award.

Award Payouts. The Company may make payouts related to Awards in the form of Common Stock, cash or combinations of stock and cash, as determined by the Committee.

Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, an Incentive Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee’s death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.

Acceleration of Awards. Generally, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

For the purposes of the Plan, “Change in Control” shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Federal Reserve or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. The term “person” refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

The power of the Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Common Stock, and to possibly decrease the number of Options available to new management of the Company.

Although the Plan may have an anti-takeover effect, the Company’s Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company’s Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

Other Forfeiture Provisions. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an award, a participant may be required to forfeit an award, or reimburse the Company for the value of a prior award, (i) by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), or (ii) as required under Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”), as amended by the American Recovery and Investment Act of 2009 (“ARRA”) in the event that such award is based upon materially inaccurate financials or other materially inaccurate performance metric criteria, but in each event, only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision.

Compliance with Legal and Other Requirements. No shares, or payments of other benefits under any award will be issued until completion of such registration or qualification of such shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the shares are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate. The Plan will be interpreted, applied and administered so as to remain fully compliant with all applicable provisions of law; all requirements of any stock exchange or automated quotation system upon which the shares covered by the Plan are listed or quoted; and all other obligations of the Company. Awards are subject to the discretion of the Board.

Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes. The recipient of a Restricted Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred.

Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the Plan shall be subject to a ratification vote by the Company’s stockholders.

Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Since the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 276,315shares of Common Stock), then the dilutive effect to current stockholders would be approximately 7.5%. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

It is the Company’s present intention to fund the Restricted Stock Awards through open-market purchases of Common Stock, which will cause no dilutive effect. The Plan provides, however, that Common Stock to be awarded may be acquired by the Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. To the extent that authorized but unissued shares are utilized to fund Restricted Stock Awards, the interests of current stockholders may be diluted. If all Restricted Stock Awards (i.e., 92,105shares of Common Stock) are funded with newly issued shares, the dilutive effect to current stockholders would be approximately 2.5%.

Federal Income Tax Treatment of Awards Under the Plan.

The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

Non-Statutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. Generally, the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference, which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will, generally, receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

Restricted Stock. Generally, the recipient of a Restricted Stock Award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the Fair Market Value of the stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A Restricted Stock Award recipient who makes an election under Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is, generally, entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Restricted Stock Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations.

Limitations on Tax Deductibility. In accordance with EESA, the Company’s tax deductions for compensation paid to the most highly paid executives named in the Company’s Proxy Statement is limited to no more than $500,000 per year during periods that securities of the Company are held by the U.S. Treasury under the Capital Purchase Program. The deductibility of Awards under the Plan may be limited as a result of this restriction under the Capital Purchase Program.

Benefits to Named Executive Officers and Others

Awards under the Plan may be made by the Committee only after the Plan is approved by stockholders. All awards under the Plan will be made at the discretion of the Committee or under delegated authority. In no event shall Shares subject to Options or Restricted Stock Awards granted to any single participant exceed more than one-third of the total number of shares authorized for award of Options or Restricted Stock, respectively, under the Plan.

Shareholder Approval

Shareholder approval of the Plan is being requested to permit Options awarded under the Plan to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code. Shareholder approval of the Plan will enable recipients of Stock Options and Restricted Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

In voting on the approval of the Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the votes cast at the Annual Meeting. Voting abstentions and broker non-votes will have no effect on the voting on the Proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE PLAN.

PROPOSAL III — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The American Recovery and Reinvestment Act of 2009 requires Cecil Bancorp to permit a non-binding shareholder vote on the compensation of Cecil Bancorp’s named executive officers, as described in its proxy statement during the period in which any obligation arising from Cecil Bancorp’s participation in the TARP Capital Purchase Program remains outstanding.

This proposal, commonly known as a “say-on-pay” proposal, gives Cecil Bancorp’s shareholders the opportunity to endorse or not endorse Cecil Bancorp’s executive pay program and policies through the following resolution:

“Resolved, that the shareholders approve the compensation of the named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in this proxy statement.”

As provided in the Act, this vote will not be binding on the board of directors and may not be construed as overruling a decision by the board nor to create or imply any additional fiduciary duty by the board. The Compensation Committee, however, may take into account the outcome of the vote when considering future executive compensation arrangements.

In voting to approve the above resolution, shareholders may vote for the resolution, against the resolution or abstain from voting. This matter will be decided by the affirmative vote of a majority of the votes cast at the annual meeting. On this matter, abstentions will have no effect on the voting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

EQUITY COMPENSATION PLAN INFORMATION

The following table presents disclosure regarding equity compensation plans in existence at December 31, 2008, consisting only of the stock option plan (expired but having outstanding options that may still be exercised) which was approved by shareholders.

			Number of securities
			remaining available for
	Number of securities to be	Weighted average exercise	future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	outstanding options,	options, warrants and	excluding securities
	warrants and rights	Rights	reflected in column (a)
Plan category	(a)	(b)	(c)
Equity compensation plans approved by security holders	12,024	$6.00	0
Equity compensation plans not approved by security holders	0	0	0
Total	12,024	$6.00	0

The above table does not include shares issued under the Management Recognition Plan, for which no additional shares are available for issuance, or shares acquired by the Employee Stock Ownership Plan.

CERTAIN TRANSACTIONS

Cecil Bancorp has and expects to have in the future, banking transactions with certain officers and directors of Cecil Bancorp and Cecil Bank and greater than 5% shareholders of Cecil Bancorp and their immediate families and associates. These transactions are in the ordinary course of business, and loans have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons. In the opinion of management, these loans did not involve more than normal risk of collectibility or present other unfavorable features.

OWNERS OF MORE THAN 5% OF CECIL BANCORP’S COMMON STOCK

Beneficial owners of more than 5% of the common stock are required to file certain ownership reports under the federal securities laws. The following table shows the common stock beneficially owned by persons who have filed these reports reporting beneficial ownership that exceeds 5% of Cecil Bancorp’s outstanding common stock as of the Record Date. In addition, the U.S. Department of the Treasury holds a warrant to purchase 261,944 shares of the common stock. If exercised, such shares would represent 7.1% of shares then outstanding.

	Amount and Nature	Percentage
	of Beneficial	of Shares
Name and Address	Ownership (1)	Outstanding (2)
Charles F. Sposato	1,317,809	35.68%
P.O. Box 1258
Tavernier, FL 33070

Mary B. Halsey	205,990	5.58%
207 Smith Road
Rising Sun, MD 21911

____________________

(1)

Beneficial ownership is defined by rules of the Securities and Exchange Commission, and includes shares that the person has or shares voting or investment power over. Unless otherwise indicated, ownership is direct and the named individual exercises sole voting and investment power over the shares listed as beneficially owned by such person. A decision to disclaim beneficial ownership or to include shares held by others is made by the shareholder, not by Cecil Bancorp.

(2)	Calculated by Cecil Bancorp based upon shares reported as beneficially owned by the listed persons and shares of Cecil Bancorp common stock outstanding at as of the Record Date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on Cecil Bancorp’s review of the copies of initial statements of beneficial ownership on Form 3 and reports of changes in beneficial ownership on Form 4 that it has received in the past year, annual statements of changes in beneficial ownership on Form 5 with respect to the last fiscal year, and written representations that no such annual statement of change in beneficial ownership was required, all directors, executive officers, and beneficial owners of more than 10% of its common stock, with the exception of Matthew Bathon, Brian Hale, Les McFadden, and Mark Saunders, each of whom had one late filing, have timely filed those reports with respect to 2008. Cecil Bancorp makes no representation regarding persons who have not identified themselves as being subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, or as to the appropriateness of disclaimers of beneficial ownership.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

A representative of Stegman & Company, Cecil Bancorp’s independent registered public accounting firm, is expected to be present at the Annual Meeting to respond to shareholders’ questions and will have the opportunity to make a statement.

Fees

The following table presents fees for professional audit services rendered by Stegman & Company for the audit of the annual consolidated financial statements of Cecil Bancorp, Inc. and subsidiaries for the year ended December 31, 2008 and 2007, and fees billed for other services rendered by Stegman & Company.

	2008	2007

Audit Fees (1)	$64,500	$59,250
Tax Services (2) (3)	7,000	6,500
All Other Fees (2) (4)	3,500	14,000
Total	$75,000	$79,750

(1)

Audit fees consist of fees and expenses for professional services rendered for the audit of Cecil Bancorp’s consolidated financial statements, for review of consolidated financial statements included in Cecil Bancorp’s quarterly reports on Form 10-Q, and for other services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements. Amounts shown are for the audits for, and the review of Forms 10-Q filed within, the indicated years, regardless of when the fees and expenses were billed or the services were rendered.

(2)	Includes fees and expenses for services rendered for the years shown regardless of when the fees and expenses were billed.
(3)	Tax services fees consist of fees for compliance tax services including tax planning and advice and preparation of tax returns.
(4)	Other fees for 2008 consist of fees for registering the Company’s 401(k) plan with the SEC and the fees for 2007 represent an audit of the Company’s 401(k) plan.

Preapproval of Services

Under Securities and Exchange Commission regulations, the Audit Committee is required to preapprove all auditing services and permitted non-audit services provided by Cecil Bancorp’s independent registered public accounting firm. There is an exception for preapproval of non-audit services if the aggregate amount of all such non-audit services provided to Cecil Bancorp constitutes not more than 5 percent of the total amount of revenues paid by it to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by Cecil Bancorp at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee. All audit services and permitted non-audit services to be performed by the Company’s independent registered public accounting firm have been preapproved by the Audit Committee as required by Securities and Exchange Commission regulations and the Audit Committee’s charter without exception.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee reviews and reports to the Board of Directors regarding the performance of the internal audit function and independent registered public accounting firm, the integrity of the consolidated financial statements, management’s efforts to maintain a system of internal controls, and compliance with legal and regulatory requirements. The Committee (1) has reviewed and discussed the audited consolidated financial statements included in Cecil Bancorp’s 2008 Annual Report and Form 10-K with management; (2) has discussed with independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards 61, as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and (3) has received the written disclosures and the letter from the independent registered public accounting firm required by applicable regulations of the Public Company Accounting Oversight Board, and has discussed with the independent registered public accounting firm their independence. Based upon this review, discussion, disclosures, and materials described in (1) through (3), the Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the 2008 Annual Report and Form 10-K. The Committee also has considered whether the amount and nature of non-audit services rendered by the independent accountant are consistent with its independence.

February 17, 2009	Mathew G. Bathon, Chairman
Thomas L. Vaughan, Sr.
Mark W. Saunders

OTHER MATTERS

The Board is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted as determined by a majority of the Board of Directors.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

Any shareholder proposal to take action at the year 2010 Annual Meeting of Shareholders must be received at Cecil Bancorp’s executive offices at 127 North Street, Elkton, Maryland 21922-5547, addressed to the Chairman of the Board no later than November 25, 2009, in order to be eligible for inclusion in Cecil’s proxy materials for that meeting unless the date of the 2010 annual meeting is more than thirty days from May 13, 2010, in which case the deadline is a reasonable time before the Company begins to print and mail proxy materials. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Under Cecil Bancorp’s Articles of Incorporation, a shareholder proposal or nomination for director may be eligible for consideration at an annual or special meeting if written notice is delivered or mailed to the Secretary not less than thirty days nor more than sixty days before the meeting, provided that, if less than forty days notice of the meeting has been given, such written notice may be delivered or mailed by the close of the tenth day after the date notice of the meeting was mailed. Such notices also must include information required by and comply with procedures established by the Articles of Incorporation.

Cecil Bancorp’s shareholders may communicate with the Board of Directors or any individual director by addressing correspondence to the board or such director in care of the Secretary at Cecil Bancorp’s main office by mail, courier, or facsimile.

The Board of Directors believes it is important for all directors to attend the annual meeting of shareholders in order to show their support for Cecil Bank and to provide an opportunity for shareholders to express any concerns to them. As a matter of policy, all directors are required to attend each annual meeting of shareholders unless they are unable to attend by reason of personal or family illness or pressing matters.

ANNUAL REPORT ON FORM 10-K

A copy of Cecil Bancorp’s 2008 Annual Report which contains its Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the Securities and Exchange Commission will be furnished without charge to shareholders as of the record date upon written request to: the Secretary, Cecil Bancorp, Inc., P.O. Box 568, 127 North Street, Elkton, Maryland 21922-5547. Alternatively, shareholders can access our 2008 Annual Report at www.cecilbank.com.

BY ORDER OF THE BOARD OF DIRECTORS

SANDRA D. FELTMAN
Secretary

Elkton, Maryland

April __, 2009

APPENDIX A

Cecil Bancorp, Inc.

Charter

Audit Committee of the Board of Directors

A.	Purpose

The primary function of the Audit Committee (the “Committee”) is to assist the Board of Directors of Cecil Bancorp, Inc. (the “Company”) in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the corporation to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company’s auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Audit Committee’s primary duties and responsibilities are to:

1.	Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

2.	Review and appraise the audit efforts of the Company’s independent accountants and internal auditor.

3.	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditor, and the Board of Directors.

4.

Act as representatives of shareholders and, as these shareholder representatives, assume the responsibility for evaluating the qualifications of independent accountants and internal auditors and making recommendations to the Board of Directors relative to the engagement of these parties.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section D of this Charter.

B.	Composition

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independence from management and the Company. Examples of such relationships include:

1.	a director who in employed by the Company or any of its affiliates for the current year or any of the past three years.
2.

a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service or benefits under a tax-qualified retirement plan, or non-discretionary plan.

3.

a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Corporation or any of its affiliates as an executive officer. Immediate family includes a person’s spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person’s home.

4.

a director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company received payments (other than those arising solely from investments in the Company’s securities) that exceed 5% of the Company’s consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

5.	a director who is employed as an executive of another entity where any of the Company’s executives serve on that entity’s compensation committee.

All members of the Committee shall be financially literate, or become financially literate within a reasonable period of time. “Financially literate” is defined as “the ability to read and understand fundamental financial statements of a comparable institution, including its balance sheet, income statement, and cash flow statement”. One member of the Audit Committee should have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C.	Meetings

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee shall meet at least annually with management, the internal auditor, and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants or management quarterly to review the Company’s financials consistent with D.1.d and D.4.d below.

D.	Responsibilities and Duties

To fulfill its responsibilities and duties the Audit Committee shall:

1.	Document/Report and Review

a.	Review and update this charter at least annually as conditions dictate.

b.

Review the Company’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

c.	Review the regular internal reports to management prepared by the internal auditor and management’s response.

d.

View with financial management the consents of the independent accountants and legal counsel of the quarterly 10-QSB and Annual 10-KSB filings prior to their filing, or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for the purpose of this review. It will be required that the independent accountant conduct a SAS 71 Interim Financial Review prior to the Company’s filing of its Form 10-QSB.

2.	Independent Accountants

a.

Recommend to the Board of Directors the selection of the independent accountants and internal auditor, considering independence and effectiveness, and review the fees and other compensation to be paid to these parties prior to recommendation to the Board.

b.	Review the performance of the independent accountants and the internal auditor and recommend to the Board any proposed discharge of these parties when circumstances warrant.

c.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

d.

Ensure receipt from the independent accountants of a formal written statement delineating all relationships between the accountants and the Company consistent with Independence Standards Board Standard 1, and actively engage in a dialogue with the accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

3.	Financial Reporting Processes
a.	In consultation with the independent accountants, management, and the internal auditors, review the integrity of the Company’s financial reporting processes, both external and internal.

b.

Discuss with the independent accountant the accountant’s judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting to include such matters as the consistency of application of the Company’s accounting policies and the clarity, consistency, and the completeness of the Company’s accounting information contained in the financial statements and related disclosures. The discussion should also include items that have a significant impact on the representational faithfulness, verifiability, neutrality, ad consistency of the account information included in the financial statement items, including the timing of transactions and the period in which they are recorded.

c.

Consider and recommend to the Board, if appropriate, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditor.

d.

Receive a report from the independent accountants regarding the matters required to be discussed by SAS 61, including the accountant’s judgments about the quality, not just the acceptability, of the Company’s accounting principles.

e.

Prepare a report to be included in the Annual Report on Form 10-KSB that discusses the performance of the steps included in the section, including an indication of whether, based on its discussions with management and the accountants, the Audit Committee members became aware of material misstatements or omissions in the financial statements, and further, that the Audit Committee recommended to the Board of Directors that the financial statements be included in the Annual Report on Form 10-KSB.

4.	Process Improvements

a.

Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments. The independent accountants shall issue a formal report to the Committee not less than annually in conjunction with preparing the Company’s Annual Statement. The internal auditor shall issue formal reports to the Committee not less than semi-annually. Management shall respond to the internal auditor’s report as appropriate.

b.

Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access required information.

c.	Review any significant disagreement among management, the independent accountants and/or the internal auditor in connection with the preparation of the financial statements.

d.

Review with the independent accountants, the internal auditor and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

e.	Provide a confidential mechanism for employees, management or directors to have a direct path of conversation with the chairman of the audit committee.

5.	Legal Compliance

a.

Ascertain that management has the proper review system in place to ensure that the Company’s financial statement, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

b.	Review activities and qualifications of the internal auditor.

c.	Review, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

d.

Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigations.

e.	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law as the Committee or the Board deems necessary or appropriate.

APPENDIX B

CECIL BANCORP, INC.

2009 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN.

The purpose of this 2009 Equity Incentive Plan is to provide incentives and rewards to officers, employees and directors who contribute to the long-term success and growth of Cecil Bancorp, Inc., and its Affiliates, and to assist these entities in attracting and retaining directors, officers and other selected employees with necessary experience and ability required to aid the Company in increasing the long-term value of the Company for the benefit of its shareholders.

2.	DEFINITIONS.

"Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code. The term Affiliate shall include the Bank.

"Award" means Restricted Stock Awards and/or Stock Options, as set forth in Section 6 of the Plan.

"Bank" means Cecil Bank, and any successors thereto.

"Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

"Board of Directors" means the board of directors of the Company.

"Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

"Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Company’s applicable banking regulatory agency or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent

(25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan sponsored by the Company. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

"Common Stock" or "Shares" means shares of common stock of the Company.

"Company" means Cecil Bancorp, Inc., and any successor entity or any future parent corporation of the Bank.

"Director" means a person serving as a member of the Board of Directors of the Company from time to time.

"Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company or the Bank from time to time.

"Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, a condition of incapacity of a Participant which renders that person unable to engage in the performance of his or her duties by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

"Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

"Eligible Participant" means an Employee or Outside Director who may receive an Award under the Plan.

"Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

"Fair Market Value" means a) for a security traded on a national securities exchange, including the Nasdaq Global market, the last reported sales price reported on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported; b) if the Shares are not traded on a national securities exchange, but are traded on the over-the-counter market, if sales prices are not regularly reported for the Shares for the trading day referred to in clause (a), and if bid and asked prices for the Shares are regularly reported, the mean between the bid and the asked price for the Shares at the close of trading in the over-the-counter market on the applicable date, or if the applicable date is not a trading day, on the trading day immediately preceding the applicable date; and (c) in the absence of such markets for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

"Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

"Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

"Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

"Outside Director" means a member of the Board of Directors of the Company who is not also an Employee.

"Parent" means any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

"Participant" means an individual who is granted an Award pursuant to the terms of the Plan; provided, however, upon the death of a Participant, the term "Participant" shall also refer to a Beneficiary designated in accordance with the Plan.

"Plan" means this Cecil Bancorp, Inc. 2009 Equity Incentive Plan.

"Restricted Stock Award" means an Award of shares of restricted stock granted to a Participant pursuant to Section 6.1(b) of the Plan.

"Trust" shall mean any grantor trust established by the Company for purposes of administration of the Plan.

"Trustee" or "Trustee Committee" means that person(s) or entity appointed by the Committee to hold legal title to the Plan assets under any Trust for the purposes set forth herein.

3.	ADMINISTRATION.

(a)

Committee. The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of subparagraphs (i) and (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

(b)	Authority of Committee. Subject to paragraph (a) of this Section 3, the Committee shall:

(i)	select the individuals who are to receive grants of Awards under the Plan;
(ii)	determine the type, number, vesting requirements, acceleration of vesting and other features and conditions of Awards made under the Plan;
(iii)	interpret the Plan and Award Agreements (as defined below); and
(iv)	make all other decisions and determinations that may be required or as the Committee deems necessary or advisable related to the operation of the Plan.

(c)

Awards. Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

(i)	the type of Award granted;
(ii)	the Exercise Price for any Option;
(iii)	the number of shares or rights subject to the Award;
(iv)	the expiration date of the Award;
(v)	the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
(vi)	the restrictions, if any, placed on the Award, or upon shares which may be issued upon the exercise or vesting of the Award.

The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

(d)

Six-Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.	ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1       Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2       Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 368,420 shares. The following limits also apply with respect to Awards granted under this Plan:

(a)	The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 276,315 shares.

(b)	The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 92,105 shares.

5.3       Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, or if shares of Common Stock are withheld from an Award for tax purposes, then the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4       Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.	AWARDS.

6.1       Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options and Restricted Stock Awards, as follows:

(a)	Stock Options.

The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

(i)	Exercise Price. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

(ii)	Terms of Options. In no event may an individual exercise an Option, in whole or in part, more than ten (10) years from the date of grant.

(iii)

Non-Transferability. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non-Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

(1)	to a revocable inter vivos trust, as to which an individual is both settlor and trustee;

(2)

for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

For purposes of this Section 6.1, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non-Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

(iv)	Special Rules for Incentive Stock Options. Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock Options:

(1)

If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

(2)	An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

(3)

To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Employee during any calendar year, under the Plan or any other stock option plan of the Company, exceeds $100,000, or such higher value as may be permitted under Section 422 of the Code, Incentive Stock Options in excess of the $100,000 limit shall be treated as Non-Statutory Stock Options. Fair Market Value shall be determined as of the date of grant for each Incentive Stock Option.

(4)

Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

(5)	Incentive Stock Options may only be awarded to an Employee of the Company or its Affiliates.

(v)

Option Awards to Outside Directors. Subject to the limitations of Section 6.4(a), the Committee may award Non-Statutory Stock Options to purchase shares of Common Stock to each Outside Director of the Company at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the date of grant of such Award and 20% annually thereafter during periods of continuing service as a Director or Director Emeritus. Upon the death or Disability of the Director or Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Director's death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

(b)	Restricted Stock Awards.

The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

(i)	Grants of Stock. Restricted Stock Awards may only be granted in whole shares of Common Stock.

(ii)	Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

(1)

The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this Section 6.1, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

(2)

Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a qualified domestic relations order, a Restricted Stock Award grant is not transferable and may be earned only by the individual to whom it is granted during his or her lifetime. Upon the death of a

Participant, a Restricted Stock Award shall be transferred to the Beneficiary. The designation of a Beneficiary shall not constitute a transfer.

(3)

If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

(iii)

Issuance of Certificates. The Committee shall take such action as is reasonably necessary for the prompt issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY ARE SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE PROVISIONS AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE CECIL BANCORP, INC. 2009 EQUITY INCENTIVE PLAN AND THE RELATED AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND THE CECIL BANCORP, INC. THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF CECIL BANCORP, INC.

This legend shall not be removed until the individual becomes vested in such Restricted Stock Award pursuant to the terms of the Plan and respective Award Agreement. Each certificate issued pursuant to this Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

(iv)

Treatment of Dividends. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award from and after the date of grant of such Restricted Stock Award. Such dividends and other distributions shall be distributed to the holder of such Restricted Stock Award within 30 days of the payment date applicable to such distributions declared and paid with respect to the Common Stock; provided that in the event of the forfeiture of such Restricted Stock Award, all future dividend rights shall cease.

(v)

Voting Rights Associated with of Restricted Stock Awards. Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant and the Restricted Stock Award shall be deemed earned and non-forfeitable. Any shares of Common Stock held by the Trust prior to such time shall be voted by the Trustee of such Trust as directed by the Committee; Any shares of Common Stock held by Company prior to such time shall be voted by the Committee in accordance with the stock power held by the Company applicable to such Awards.

(vi)

Restricted Stock Awards to Outside Directors. Notwithstanding anything herein to the contrary, the Committee may grant a Restricted Stock Award consisting of shares of Common Stock to each Outside Director of the Company. Such Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of such date of grant and an additional one-fifth following each of the next four successive years during such periods of service as a Director or Director Emeritus. Such Award shall be immediately 100% earned and non-forfeitable in the event of the death or Disability of such Director. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(b) herein.

6.2       Award Payouts. Awards may be paid out in the form of cash, Common Stock, or combinations thereof as the Committee shall determine in its sole discretion, and with such restrictions as it may impose.

6.3       Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

(a)	cash, check payable to the order of the Company, or electronic funds transfer;

(b)	the delivery of previously owned shares of Common Stock; or

(c)

subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4	Limitations on Awards.

(a)

Stock Option Award Limitations. During the ten year period following the Effective Date (and in no single calendar year), Shares subject to Options granted to Outside Directors in the aggregate under this Plan shall not exceed more than 10% of the total number of Shares authorized for delivery under this Plan with respect to Stock Options or exceed more than 1% of such Shares to any individual Outside Director pursuant to Section 5.2(a) herein. During the ten year period following the Effective Date (and in no single calendar year), the aggregate number of Shares subject to Options granted to any single Employee shall not exceed more than 33.4% of the total number of Shares authorized for delivery under the Plan pursuant to Section 5.2(a) herein.

(b)

Restricted Stock Award Limitations. During the ten year period following the Effective Date (and in no single calendar year), Shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan shall not exceed more than 10% of the total number of Shares authorized for delivery under this Plan with respect to Restricted Stock Awards or exceed more than 1% to any individual Outside Director pursuant to Section 5.2(b) herein. During the ten year period following the Effective Date (and in no single calendar year), the aggregate number of Shares subject to Restricted Stock Awards granted to any single Employee shall not exceed more than 33.4% of the total number of Shares authorized for delivery under the Plan pursuant to Section 5.2(b) herein.

(c)

Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus. Awards will not be earned and non-forfeitable more quickly than at the rate of one-third on the one year anniversary of the grant of such award and one-third annually thereafter, except in the event of the death or Disability of the Participant or a Change in Control transaction occurring after the date of grant of such Award.

7.	EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1       General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and,

in so doing, may make distinctions based upon, inter alia, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

(a)

Termination of Employment. In the event that any Participant's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant's Incentive Stock Options, and all of any such Participant's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

(b)

Disability. In the event that any Participant's employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options previously granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

(c)

Death. In the event of the death of a Participant, any Incentive Stock Options previously granted to such Participant may be exercised by the Participant’s Beneficiary or the person or persons to whom the Participant's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2       Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued

vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3       Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8.	ADJUSTMENTS IN CAPITAL STRUCTURE; ACCELERATION UPON A CHANGE IN CONTROL.

8.1       Adjustments in Capital Structure. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall proportionately adjust the Plan and the Awards thereunder in such manner, to such extent and at such times, as is necessary to preserve the benefits or potential benefits of such Awards, including:

(a)

proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

(b)	make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2       The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3       Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock dividend, stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4       Automatic Acceleration of Awards. Unless otherwise determined by the Committee at the time of the Award, upon the death or Disability of an Award recipient or upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully earned and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully earned, be deemed earned and non-forfeitable and be free of restrictions.

8.5       Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Company’s applicable banking regulatory agency then in effect.

9.	MISCELLANEOUS PROVISIONS.

9.1       Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2       Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3       No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4       Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5	Tax Matters; Tax Withholding.

(a)	Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

(i)

require the Participant (or the Participant's personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

(ii)

deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

(iii)

in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

(b)

Required Notification of Section 83(b) Election. In the event a Participant makes an election under Section 83(b) of the Code in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or other applicable provision.

(c)

Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code. If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of Incentive Stock Options under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

9.6	Effective Date, Termination and Suspension, Amendments.

(a)

Effective Date and Termination. This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company ("Approval Date"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

(b)

Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options, except if such action is approved by a vote of stockholders. No Awards may be granted during any period that the Board of Directors suspends this Plan.

(c)

Stockholder Approval. The Plan must be approved by a majority of total votes cast by stockholders of the Company at a meeting of stockholders within one year before or after approval of the Plan by the Board of the Company.

(d)

Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this Section 9.6. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Section 409A of the Code), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the Award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 9.6 or Section 9.11, herein, with respect to any Award granted under this Plan without further consideration, consent or action.

9.7	Governing Law; Compliance with Regulations; Construction; Severability.

(a)

Construction. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Maryland, except to the extent preempted by Federal law.

(b)

Compliance with Section 111 of EESA. The Company will administer the Plan and the Awards made thereunder in conformity with Section 111 of the Emergency Economic Stabilization Act of 2008 (“EESA”) and regulations promulgated thereunder, and the amendments to Section 111 of EESA contained in the American Recovery and Reinvestment Act of 2009 (“ARRA”) and the regulations that may be promulgated thereunder..

(c)	Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

(d)

Section 16 of Exchange Act. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

(e)

Compliance with Federal Securities Law. Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

(f)

Necessary Approvals. The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

(g)

Representations and Warranties of Participants. As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

(h)

Termination for Cause. Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for "cause" as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

(i)

Cash Payment in Lieu of Delivery of Shares. Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to Section 409A of the Code.

(j)

Forfeiture of Awards in Certain Circumstances. In addition to any forfeiture or reimbursement conditions the Committee may impose upon an Award, a Participant may be required to forfeit an Award, or reimburse the Company for the value of a prior Award, by virtue of the requirement of Section 304 of the Sarbanes-Oxley Act of 2002 (or by virtue of any other applicable statutory or regulatory requirement), but only to the extent that such forfeiture or reimbursement is required by such statutory or regulatory provision. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration.

9.8       Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9       Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10     Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

9.11     Section 409A Compliance. To the extent that any Award is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (a “409A Award”), the Award shall be subject to such additional rules and requirements as specified by the Committee from time to time in order to comply with Section 409A of the Code. In this regard, if any amount under a 409A Award is payable upon a “separation from service”

(within the meaning of Section 409A of the Code) to a Participant who is then considered a “specified employee” (within the meaning of Section 409A of the Code), then no such payment shall be made prior to the date that is the earlier of (i) six months and one day after the Participant’s separation from service, or (ii) the Participant’s death, but only to the extent such delay is necessary to prevent such payment from being subject to interest, penalties and/or additional tax imposed pursuant to Section 409A of the Code. Further, the settlement of any such Award may not be accelerated except to the extent permitted by Section 409A of the Code. To the extent that an Award is deemed to constitute a 409A Award, and the settlement of, or distribution of benefits thereunder of, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required in conformity with the limitations under Section 409A of the Code, as in effect at the time of such Change in Control transaction.

10.	TRUST.

10.1     Activities of Trustee. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2     Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

(a)

To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

(b)

To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

(c)	To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

(d)

To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

(e)	To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

(f)	To employ brokers, agents, custodians, consultants and accountants.

(g)	To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

(h)

To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

(i)	As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3     Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4     Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5     Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6     Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7     Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8     Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

/X/ PLEASE MARK VOTES REVOCABLE PROXY AS IN THIS EXAMPLE CECIL BANCORP, INC.

ANNUAL MEETING OF SHAREHOLDERS

May 13, 2009

The undersigned hereby appoints Mark W. Saunders and Matthew G. Bathon, and each of them, with full powers of substitution in each, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of Cecil Bancorp, Inc., which the undersigned is entitled to vote at the annual meeting of shareholders to be held at the Cecil Bank Corporate Center, 118 North Street, Elkton, Maryland on Wednesday, May 13, 2009, at 9:00 a.m. (the “Annual Meeting”) and any and all adjournments thereof, as follows, and in accordance with the determination of a majority of the Board of Directors with respect to other matters which come before the Annual Meeting.

WITH-   FOR ALL

 FOR       HOLD       EXCEPT

1.    The election as directors              ☐            ☐   ☐

of all nominees listed below

(except as marked to the

contrary below):

Mary B. Halsey

Thomas L. Vaughan, Sr.

William H. Cole, IV

INSTRUCTION: To withhold authority to vote for any nominee, mark “FOR ALL EXCEPT” and write the nominee’s name in the space provided below.

___________________________________

FOR   AGAINST   ABSTAIN

2.    Approval of the                          ☐          ☐                  ☐

Cecil Bancorp, Inc.

2009 Equity Incentive

Plan

3.    Approval of a non-                     ☐          ☐    ☐

binding resolution on

executive compensation

The Board of Directors recommends a vote “FOR” each of the nominees and “FOR” proposals 2 and 3.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE LISTED NOMINEES AND FOR PROPOSALS 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Please be sure to sign and date this proxy in the box below	Date
Shareholder sign above. Co-holder (if any) sign above.

Detach above card, sign, date and mail in postage paid envelope provided.

CECIL BANCORP, INC.

Elkton, Maryland

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The above shareholder acknowledges receipt of or notice and access to the Notice of the Annual Meeting, a Proxy Statement dated April __, 2009 therefor and the Annual Report on Form 10-K for the 2008 fiscal year prior to the execution of this proxy.

Please sign exactly as your name appears on this proxy card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY

SIGN, DATE, & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED

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